UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2011

BLUEFLY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14498	13-3612110
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

42 West 39th Street, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 944-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 19, 2011, Bluefly, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, Melissa Payner-Gregor, Andrew Russell and Denise Seegal were elected as Class 2 Directors of the Company.  In addition, the stockholders approved an amendment to the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan Amendment”).  The final voting results on these matters were as set forth below:

Election of Directors

	For	Against	Abstentions & Broker Non-Votes

Melissa Payner-Gregor	22,941,611	4,414	0
Andrew Russell	22,941,741	4,284	0
Denise Seegal	22,941,757	4,268	0

Approval of Plan Amendment

For	Against	Abstentions	Broker Non-Votes
22,859,693	84,975	1,357	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEFLY, INC. (Registrant)

Date: May 20, 2011	By:	/s/ Kara B. Jenny
Name: Kara B. Jenny
Title: Chief Financial Officer